UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 23, 2021

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NY	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On February 23, 2021, Paychex, Inc. (the “Company”) entered into indemnification agreements, effective as of January 1, 2021, with certain of its executive officers that will serve as officers, directors or as members of a pooled employer plan fiduciary committee (“covered roles”) for Paychex Retirement LLC (“Paychex Retirement”). Paychex Retirement is a subsidiary of the Company formed to act as a pooled plan provider for one or more pooled employer plans. John Gibson, the Company’s Senior Vice President, Service; Stephanie Schaeffer, the Company’s Vice President, Chief Legal & Ethics Officer, and Secretary; Robert Schrader, the Company’s Vice President and Controller; Theodore Jordan, the Company’s Vice President, Service; and Thomas Hammond, the Company’s Vice President, Corporate Strategy and Product Management, have entered into indemnification agreements with the Company, in addition to certain other employees of the Company.

The indemnification agreement requires the Company to indemnify, and to advance expenses on behalf of, the individuals in the covered roles against damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses incident to any suit, action, investigation, claim or proceeding to which the individual may become a party in connection with their service in a covered role, subject to certain exceptions. The indemnity provided by the Company under this indemnity agreement is in addition to any rights to indemnification the individuals may have pursuant to the Company’s bylaws or certificate of incorporation or the indemnification agreement the Company has entered into with each of its officers and directors in their capacities as officers and directors of the Company. The Company intends to enter into substantially similar indemnification agreements with any of the Company’s directors, officers, or employees who will serve in the covered roles for Paychex Retirement.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the indemnification agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
Exhibit 10.1	Form of Pooled Plan Provider Indemnification Agreement.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

Date:	February 23, 2021	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	February 23, 2021	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer